BORROWINGS	12 Months Ended
Dec. 31, 2013
BORROWINGS [Abstract]
BORROWINGS

NOTE 7 - BORROWINGS

In September 2009, the Company entered into a financing agreement (the "Financing Agreement") with a bank (the "Bank"), which amounted to $10.6 million and was comprised of the following:

a.	Long-term loans

The loans are due for repayment as follows:

1)	A loan of $1.4 million which bore annual interest rate of LIBOR+3.6% and was repaid in 24 monthly installments starting January 2010.

2)	A loan of $5.6 million which was due in one installment on October 2011 unless extended, upon meeting certain financial and other covenants determined in the Financing Agreement.

In accordance with the original terms, the loan was extended for an additional 8 years (96 monthly installments starting January 2012 - $700,000 annually). The loan bears a floating rate of one-month LIBOR plus 5.05%.

In February 2010, the Company entered into an interest rate swap agreement with a third party in respect to its $5.6 million principal amount long-term loan. The purpose of the transaction was to change the interest from floating rate to fixed rate. As a result of this agreement, the Company pays, starting March 2011 through February 2015, an effective interest rate of 8.37% on the $5.6 million principal amount, instead of the original floating rate of one-month LIBOR plus 5.05%. The above transaction qualified for cash flows hedge accounting.

In December 2013, the Company notified the Bank that it was exercising its right for early repayment of the entire loan. Accordingly, the loan was classified as a current maturity and the interest rate swap transaction no longer qualified for cash flows hedge accounting. As a result, the Company recorded $282,000 of financial expenses in the fourth quarter of 2013, representing the fair value of the cash flow hedge transaction mentioned above and the early repayment fee. The loan was repaid in full at January 31, 2014.

b.	Short-term credit line for financing of working capital

As part of the Financing Agreement, the Company also received a short-term credit line from the Bank of up to $3.6 million. During 2011, the credit line was increased to $5.6 million. In May 2012, the Company signed an amendment to the short-term credit line agreement. The credit line was increased to an amount, which is the lower of $7.6 million or 20% of the consolidated net revenues for the last reported four quarters. The short-term credit line expired on December 31, 2013.

As to pledges, charges, liens and guarantees relating to all financing agreements, see Note 11.